

# DRESSER-RAND

***Morgan Stanley Houston Bus Tour***

***August 25, 2009***

DRESSER-RAND.

# Disclosure

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as "may", "might", "will", "should", "expect", "plan", "outlook", "anticipate", "believe", "estimate", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company's most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

DRESSER-RAND







# Company Overview

DRESSER-RAND.

# Dresser-Rand - Global Supplier of Energy Solutions

- Over 90% of bookings for the twelve months ended 6/30/09 of $2.2 billion from oil and gas infrastructure spending
- Compression is needed at every stage of the oil and gas production cycle – upstream, midstream and downstream
- A leading provider of rotating equipment / largest installed base / industry leading alliances

**2008 Sales By Business Segment**


New Units
55%
45%
Aftermarket Parts and Services

**2008 Revenues By Destination**


Asia Pacific
12%
Middle East /Africa
11%
41%
North America
25%
Europe
11%
Latin America

DRESSER-RAND

# Extensive Global Presence



Edmonton, Alberta
Canada
Naperville, IL
Hamilton, OH
Kongsberg, Norway
Spijkenisse,
The Netherlands
Oberhausen,
Germany
Bielefeld,
Germany
Genoa, Italy
Seattle, WA
Aberdeen,
Scotland, U.K.
Burlington, IA
Peterborough
Cambridgeshire U.K.
Louisiana, MO
Sarnia, Ontario
Le Havre,
France
Olean, NY
Rancho
Dominguez, CA
Wellsville, NY
Chirchik,
Uzbekistan
Painted Post, NY
Chula Vista, CA
Horsham, PA
Kiefer, OK
Shanghai,
PRC
Chesapeake, VA
Tulsa, OK
Mayport, FL
Abu Dhabi,
UAE
Midland, TX
Jena, LA
Baton Rouge, LA
Houston, TX
Kemanan,
Terengganu, Malaysia
Port Harcourt
Nigeria
Naroda, India
Angola
Africa
Cilegon,
Banten, Indonesia
Maracaibo, Edo.
Zulia Venezuela
Campinas - SP, Brazil
Kuala Lumpur, Malaysia

**WW Headquarters**
Houston, Texas, USA

**Regional Centers**
Kuala Lumpur, Malaysia
Houston, Texas
Le Havre, France

**Service Centers (34)**

**Global Operations**
Olean, New York
Wellsville, New York
Painted Post, New York
Burlington, Iowa
Houston, Texas
Louisiana, Missouri
Kiefer, Oklahoma
Le Havre, France
Oberhausen, Germany
Bielefeld, Germany
Kongsberg, Norway
Naroda, India
Shanghai, China
Peterborough, UK

DRESSER-RAND

# *Strong Value Proposition and Selling Strategy*



- Recognized for lowest Total Cost of Ownership
- Able to obtain price premiums over competition
- D-R's Technology often offers unique cost saving solutions others cannot. Example: Gazprom's Portovaya Station
  - Head station for the Nord Stream pipeline
  - Installed compression capacity of 354 MW - - unparalled in Russia
  - DRC technology provides the best solution in terms of total number of installed units, operational flexibility and operating cost

***D-R Technology & Business Processes -- Source of Sustainable Competitive Advantage***

# *Most Client Alliances in Industry ~ 50*



Saudi Aramco
Shell
SAMSUNG TECHWIN
STATOIL
Marathon Oil Corporation
bp
PEMEX
HESS
ConocoPhillips
Chevron
Chevron Phillips
REPSOL YPF
ExxonMobil
PETROBRAS
ENEX
NDER MORGAN
PRAXAIR
PDVSA
VALERO ENERGY
FLUOR
PT Badak NGL
DOW
HOVENSA
LYONDELL
TEXAS GAS
OXY
FLINT HILLS
EQUISTAR
Transco
Panhandle Energy
WOODSIDE
TARGA
elpaso
dcp Midstream Partners

***Validation of Dresser-Rand's Value Proposition***

DRESSER-RAND

# Solid Revenue and Income Growth

## Bookings
## ($ in Millions)



$2,600
$2,080
$1,560
$1,040
$520
$0
1,119
1,446
1,839
2,195
2,523
2004
2005
2006
2007
2008

## Sales
## ($ in Millions)



$2,200
$1,760
$1,320
$880
$440
$0
915
1,208
1,502
1,665
2,195
2004
2005
2006
2007
2008

## Backlog End of Period
## ($ in Millions)



$2,400
$1,600
$800
$0
637
885
1,267
1,859
2,252
2004
2005
2006
2007
2008

## Operating Income
## ($ in Millions)



$350
$280
$210
$140
$70
$0
75
116
188
241
338
2004
2005
2006
2007
2008

Note: 2006 & 2007 Operating Income adjusted for unusual items of $12 and $44 (GAAP Operating Income: 2006 = $176; 2007 = $197)

DRESSER-RAND

# Outstanding First Half 2009 Performance

*($ in Millions)*

| | 1H 09 | 1H 08 | Change |
|---|---|---|---|
| Sales | $1,115.0 | $905.0 | 23% |
| *Operating Income* | *$160.3* | *$122.4* | 31% |
| - Settlement / (Curtail. Amend.) | 1.3 | (5.4) | |
| Adjusted Operating Income | $161.6 | $117.0 | 38% |
| - Adjusted Margin % | 14.5% | 12.9% | |
| Interest Expense - net | (15.4) | (14.0) | |
| Other (Expense) Income, net | 0.9 | 3.0 | |
| *Net Income* | *$94.8* | *$73.9* | |
| - Settlement / (Curtail. Amend.) | 0.8 | (3.6) | |
| Adjusted Net Income | $95.6 | $70.3 | 36% |
| *Diluted EPS* | $1.16 | $0.86 | |
| *- Adjusted EPS* | $1.17 | $0.82 | 43% |

DRESSER-RAND

# Business Model Characteristics

- ½ revenues tied to new build-out – cyclical
- Flexible manufacturing model to effectively meet rapid demand swings
- ½ revenues tied to installed base – cycle independent
- ~ 75% operating income from aftermarket (installed base)
- Strong value proposition
- Low capital intensity

**Strong Relative Performance in Both Up and Down Cycles**

DRESSER-RAND

# New Units - Flexible Manufacturing Model

- ***Highly absorbed internally at cycle bottoms***
- ***Able to flex capacity to meet cycle peaks***

| ($ in Millions) | 2001 | 2008 | Change 08 vs. '01 |
|---|---|---|---|
| Sales | $877 | $2,195 | 2 1/2 X |
| Operating Income | $21 | $338 | 16 X |
| - % of Sales | 2.4% | 15.4% | |
| Employees | 6,084 | 6,400 | 5% |
| Manufacturing Footprint ( Sq. Ft.) | ~ 3.9 M | ~ 4.0 M | Small |

***Flexibility Through Supply Chain Management***

DRESSER-RAND

# *Dependable Aftermarket*

*(Revenue $ in Millions)*



$1,000
$750
$500
$250
$0
New leadership team
Implemented growth strategy
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08

- ~10% CAGR past 8 years
- Key Initiatives:
  - Sales Entitlement Model
  - Leverage Alliances
  - Expand Service Centers
    - Added 10 since '05 IPO
  - Technology Leadership
  - Applied Technology
    - '09 bookings $107
  - Acquisitions
    - Tuthill, Gimpel, Peter Brotherhood, Arrow, Enginuity

**DRC Captures ~ 10% of Market Opportunity**

DRESSER-RAND

# *Aftermarket Bookings – 1st Six Months*

*($ in Millions)*


$525
$350
$175
$0
$508
43
465
$482
14
468
1H 08
1H 09
Other
NOC Client

- Significant reduction in order flow from one NOC
- Adjusting for NOC shortfall, 1H 09 bookings slightly higher than 1H 08
- Stronger U.S. dollar ~ $(34)

DRESSER-RAND

# Unique Low Capital Intensity Business Model

## NWC as a % of LTM Sales


20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
15.9%
4.3%
4.5%
1.0%
1.5%
1.9%
Period Ended
2004*
2005
2006
2007
2008
Jun. 09

- Custom-engineered equipment
- ~12 to 15 month cycle time
- Customer advance payments and progress payments finance working capital

* Reflects acquisition from Ingersoll Rand in 2004

## Capex as a % of Sales


2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
1.3%
1.3%
1.4%
1.8%
2004
2005
2006
2007
2008

- 2009 ~ 1 ½ to 2% of sales
- Manufacturing strategy allows for low capital expenditures
- Aftermarket segment low capital intensity

DRESSER-RAND

# Strong Balance Sheet

Net Debt to Capital


60%
40%
20%
0%
56%
45%
32%
14%
20%
14%
Dec 04
Dec 05
Dec 06
Dec 07
Dec 08
Jun 09

Net Debt to Adjusted EBITDA


5.0
4.0
3.0
2.0
1.0
0.0
4.8
2.7
1.4
0.6
0.6
Dec 04
Dec 05
Dec 06
Dec 07
Dec 08
Jun 09

- 7 3/8% Notes Mature 2014
- No Revolver Borrowings / $271 Used for Letters of Credit
- Net debt to total capital 14%
  - Total debt $370
  - Net debt $169
- Liquidity at 6/30/09 = $460
  - Cash $201
  - Revolver Availability $259

DRESSER-RAND



# Outlook

DRESSER-RAND

# Current Market Conditions

- New unit bookings remain sluggish
  - Believe client delays in placing orders are temporary
  - Steady flow of inquiries
- Continue to expect new unit bookings for the full year to be in the range of $700 million to $1.1 billion
  - Visibility to many projects
- Aftermarket bookings expected to be consistent with 2008
  - One NOC client significantly reduced order flow 1H09
- Recovery expected in traditional markets, augmented by emerging market opportunities

DRESSER-RAND

# Traditional Market Opportunities

**Upstream**



- Offshore production / FPSO (100+ next 5 yrs.)
- Tracking ~ 60 LNG projects (more than 20 FLNG)
- Awarded world's 1st FLNG project
- Peter Brotherhood acquisition / Samsung Techwin

**Midstream**



- Pipelines & storage (growth in Asia, China, India, US)
- Coal bed methane & Shale opportunities
- Acquisitions strengthen position (Arrow; Enginuity)

**Downstream**



- Refining – 200,000 bpd ~ $50MM opportunity
- Expansions e.g., Saudi Armco Jubail & Yambu
- Process upgrades, environmental compliance, energy conservation, difficult crudes
- Chemical (Asia, India & Middle East)

DRESSER-RAND

# Emerging Market Opportunities

**Subsea**



ICS - "Only-In-Class" - DATUM derivative technology / close coupled motor / proprietary separation technology

1st commercial order – topside Petrobras P-18

**CAES**



Experience & Technology - Only operating installation in North America

Potential to combine with wind and solar

Government incentives and "Green" incentives

Tracking ~ 20 projects (100 MW ~ $50MM opportunity)

**CO2 Sequestration**



DRC has a significant amount of installed horsepower worldwide compressing CO2

Opportunity involving coal-fired power plants

Potential for carbon tax or Cap & Trade incentives

Ramgen supersonic compressor technology

DRESSER-RAND

# Summary

- Believe we have sustainable competitive advantages: Technology, Alliances, Installed Base, Service Network
- Believe we are very well positioned for difficult economy
  - DRC Business Model Characteristics:
    - Steady high margin aftermarket
    - Flexible manufacturing model
  - Results:
    - Ability to meet significant New Unit demand swings with minimal disruption
    - Good performance even in down markets
    - Low capital intensity
- 2009 Operating Income expected to be $320 to $360 million

DRESSER-RAND







# DRESSER-RAND

www.dresser-rand.com

info@dresser-rand.com

DRESSER-RAND.